Exhibit 99.1

NEWS RELEASE

NCR Confirms Offer to Acquire Cardtronics for $39.00 Per Share in Cash

ATLANTA, January 11, 2021 – NCR Corporation (NYSE: NCR), a global enterprise technology provider for the financial, retail and hospitality industries, today confirmed that it has submitted an offer to acquire all outstanding shares of Cardtronics (Nasdaq: CATM) for $39.00 per share in cash.

Michael Hayford, President and Chief Executive Officer of NCR, stated, “The acquisition of Cardtronics will accelerate and expand the NCR-as-a-service strategy that we outlined at our Investor Day last month. Cardtronics’ debit network is highly complementary to NCR’s payments platform and will enable the combined company to seamlessly connect retail and bank customers while capitalizing on the banking industry’s transition toward infrastructure outsourcing.“

Conference Call and Webcast Details

NCR will host a conference call today at 8:00 a.m. Eastern Time for the investment community, to discuss the proposal. Access to the conference call and accompanying slides, as well as a replay of the call, are available on NCR’s web site at http://investor.ncr.com. Additionally, the live call can be accessed at https://app.wc1.kontiki.com/event/az2rchdztq.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a leading software- and services-led enterprise provider in the financial, retail and hospitality industries. NCR is headquartered in Atlanta, Ga., with 36,000 employees globally. NCR is a trademark of NCR Corporation in the United States and other countries.

Web site: www.ncr.com

Twitter: @NCRCorporation

Facebook: www.facebook.com/ncrcorp

LinkedIn: www.linkedin.com/company/ncr-corporation

YouTube: www.youtube.com/user/ncrcorporation

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements include, without limitation, statements regarding NCR’s plans to manage its business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of our customers and employees; the expected impact of the COVID-19 pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on our customers’ businesses and their ability to pay; expectations regarding our operating goals and actions to manage these goals; expectations regarding cost and revenue synergies; expectations regarding our cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on our employee base; expectations regarding our ability to capitalize on market opportunities; expectations regarding leveraging the debit network to monetize payment transactions; expectations regarding accretion; expectations regarding long-term strategy and our ability to create stockholder value; NCR’s financial outlook; expectations regarding our continued focus on our long-term fundamentals, including, but, not limited to, execution of NCR’s recurring revenue strategy and accelerated growth including its transformation to an as-a-Service company; NCR’s expected areas of focus to drive growth and create long-term stockholder value; and the potential benefits of an acquisition of Cardtronics PLC. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (SEC) on February 28, 2020, and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, there can be no assurance that a transaction with Cardtronics PLC will be agreed to or occur, and if agreed, the terms of any such transaction. NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Investor Contact

Michael Nelson

NCR Corporation

678-808-6995

michael.nelson@ncr.com

Media Contacts

Scott Sykes

NCR Corporation

212-589-8428

scott.sykes@ncr.com

OR

George Sard/Stephen Pettibone/Zachary Tramonti

Sard Verbinnen & Co.

NCR-SVC@sardverb.com

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